SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 22, 1999
                                                         ------------


                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


               Connecticut                                06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


    5 Bissell Street, Lakeville, Connecticut                  06039-1868
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(Address of principal executive offices)                      (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
                                                      --------------

                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.           Other Events.
                  -------------
                  Annual Meeting of Shareholders of Salisbury Bancorp, Inc.
                  ---------------------------------------------------------

         The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), the holding company for Salisbury Bank and Trust Company (the"Bank") was held on Saturday, May 22, 1999. Shareholders voted on the election of directors and the ratification of the appointment of independent auditors.

         The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Each of the two nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve a three (3) year term until their successors are elected and qualified.

         The vote for electing nominees as directors was as follows:

                                                                                        Withholding
                                                              For                       Authority

John R. H. Blum            Number of Shares:                  1,255,165                 14,076
                           Percentage of
                           Shares Voted:                      98.9%                     1.1%
                           Percentage of Shares
                           Entitled to Vote:                  83.1%                     1.0%

                                                                                        Withholding
                                                              For                       Authority

Louise F. Brown            Number of Shares:                  1,254,397                 14,844
                           Percentage of
                           Shares Voted:                      98.8%                     1.2%
                           Percentage of Shares
                           Entitled to Vote:                  83.1%                     1.0%

                                                        -3-
                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Bank for the year ending December 31, 1999 was approved because the votes for such appointment exceeded the votes against such appointment.

          The vote to ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 1999 was as follows:

                                                      For           Against         Abstain

          Number of Votes:                            1,253,875         0           15,366
          Percentage of Shares Voted:                 98.8%                          1.2%
          Percentage of Shares
          Entitled to Vote:                           83.0%             0            1.0%

                 Election of Chairman of the Board of Directors
                 ----------------------------------------------

         Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John R. H. Blum, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Blum, Chairman of the Board of Directors of Salisbury Bank and Trust Company. The Chairman serves at the pleasure of each Board during a term expiring at the organizational meeting of the Board following the Annual Meetings of Shareholders.

                        Second Quarter Dividend Declared
                        --------------------------------

         The Board of Directors of Salisbury Bancorp, Inc. declared a $.12 per share quarterly cash dividend at their May 22, 1999 meeting. The quarterly cash dividend will be paid on July 30, 1999 to shareholders of record as of June 30, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   May 25, 1999                        SALISBURY BANCORP, INC.


                                             By: /s/ John F. Perotti
                                                 -----------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer